Exhibit 10.16

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

May 7, 2010

F.Hoffmann-La Roche Ltd Grenzacherstrasse 124 CH-4070 Basel Switzerland Attn: Corporate Law Fax: [*****]	cc:	Hoffmann-La Roche Inc. 340 Kingsland Street Nutley, NJ 07110 USA Attn: Corporate Secretary Fax: [*****]	cc:	Roche Palo Alto LLC 3431 Hillview Avenue Palo Alto, CA 94304 USA Attn: General Counsel Fax: [*****]

Re:	Amended and Restated License Agreement (the “ARLA”) dated December 10, 2008, between the entities Identified above (collectively, “Roche”), and Synosia Therapeutics, Inc. and Synosia Therapeutics AG (collectively, “Synosla”)

Gentlemen:

Reference is made to the ARLA, as amended by that certain letter agreement dated February 10, 2009 (“1st Letter”) and that certain letter agreement dated October 20, 2009 (“2nd Letter” and, collectively with the ARLA and the 1st Letter, the “Agreement”). Unless otherwise specified, capitalized terms used but not otherwise defined in this letter (“3rd Letter”) shall have the meanings provided in the Agreement.

Roche and Synosia have determined that it Is not necessary or desirable that Synosia perform the POC Study of the Tier 1 Product contemplated by the Development Plan. The parties now wish to amend the Agreement to, among other things, amend and restate the Development Plan and to reduce the payments that would be payable by Roche with respect to Tier 1 Products if It exercises the Opt-In Right and by Synosia if Roche does not exercise the Opt-In Right.

In consideration of the foregoing and the mutual promises, terms, conditions, and covenants contained herein, Synosia and Roche, intending to be legally bound, hereby agree as follows:

1. Development Plan. The Development Plan is hereby amended and restated to read in its entirety as set forth In Appendix I to this 3rd Letter.

2. Roche Payment Obligations.

(a) Roche Opt-In Fee. Section 5.1 of the ARLA is hereby amended and restated to read In Its entirety as follows:

“5.1 Roche Opt-In Fee. If Roche timely notifies Synosia in writing pursuant to Section 3.1(e) that Roche Is exercising its Opt-In Right, then [*****] following such notice, Roche shall pay to Synosia an opt-in fee of [*****]”

(b) Development Event Payments. The development event payment for the development event [*****] under Section 5.2 of the ARLA is hereby eliminated.

(c) Royalties. Section 5.3 of the ARLA is hereby amended and restated to read In its entirety as follows:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

F.Hoffmann-La Roche Ltd

“5.3 Royalties. If the license set forth In Section 3.1(e) becomes effective, other than as a result of Synosia exercising its rights under Section 10.3(c), Roche shall pay to Synosia royalties on worldwide annual Net Sales of Tier 1 Products at the applicable rate(s) set forth below:

[*****]

provided, however, that if annual Net Sales exceed [*****] in a given calendar year, then the royalty rate with respect to all annual Net Sales up to [*****] in such calendar year shall be [*****], and Roche shall make the required true-up payment to Synosia with Roche’s royally payment for the fourth (4th) calendar quarter of such calendar year.”

3. Tier 2 and Tier 3 Field Extension Option Period. The Tier 2 and Tier 3 Field Extension Option Period is hereby extended until 90 days after the dale of this 3rd Letter.

4. Entire Agreement. The Agreement (including the Exhibits thereto), as expressly amended by this 3rd Letter (Including the Exhibit hereto), together with the Solvias Agreement, are both a final expression of the parties’ agreement and a complete and exclusive statement with respect to the subject matter thereof. Except as specifically amended by this 3rd Letter, the Agreement shall remain in full force and effect in accordance with Its terms.

5. Counterparts. This 3rd Letter may be executed in two or more counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.

Please indicate your acceptance of these terms by signing in the space provided below.

Sincerely,

SYNOSIA THERAPEUTICS AG		SYNOSIA THERAPEUTICS, INC.

By:	/s/ Ian J. Massey	By:	/s/ Ian J. Massey
Name:	Ian J. Massey	Name:	Ian J. Massey
Title:	President & CEO	Title:	President & CEO
Date:	May 7, 2010	Date:	May 7, 2010

By:	/s/ Uwe Meya
Name:	Uwe Meya
Title:	VP Clinical Research & Development
Date:	May 7, 2010

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

F.Hoffmann-La Roche Ltd

Agreed to and accepted as of the date set forth on the first page of this 3rd Letter:

F.HOFFMANN-LA ROCHE LTD		HOFFMANN-LA ROCHE INC.

By:	/s/ Stefan Arnold	By:	/s/ James A. Dougherty
Name:	Stefan Arnold	Name:	James A. Dougherty
Title:	Head Legal Pharma	Title:	Nutley Site Head Roche Partnering
Date:	May 10, 2010	Date:	10 May 10

ROCHE PALO ALTO LLC

By:	/s/ Christophe Carissimo	By:	/s/ Kevin A. Marks
Name:	Christophe Carissimo	Name:	Kevin A. Marks
Title:	Global Licensing Director	Title:	Vice President
Date:	May 10, 2010	Date:	3/7/10

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Appendix I

DEVELOPMENT PLAN

1/3

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

2/3

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

3/3

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]